SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2021

PRIME MERIDIAN HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Florida	333-191801	27-2980805
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1471 Timberlane Road Tallahassee, FL	32312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (850) 907-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	N/A	N/A

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This amendment is filed to provide the hyperlinks for Exhibits 10.15, 10.16, and 10.17, which were inadvertently omitted from the original filing.

On July 14, 2021, Prime Meridian Holding Company’s wholly-owned subsidiary, Prime Meridian Bank (the “Bank”), entered into Defined Contribution Agreements (the “DCAs”) with Bank Executive Vice President, Chief Risk Officer Susan Payne Tuner, Bank Executive Vice President, Information Security Officer Monte Ward, and Bank Executive Vice President, Chief Financial Officer Clint Weber.

The following summaries of the DCAs do not purport to be complete and are qualified in their entirety by reference to the DCAs, which are attached as Exhibits 10.15, 10.16, and 10.17, respectively, to this Form 8-K and are incorporated by reference herein. Each DCA is identical in all material respects.

Pursuant to the terms and conditions of the DCAs, the Bank shall establish a nonqualified account balance deferred compensation plan (the “Plan”) for the benefit of each of Mrs. Turner, Mr. Ward, and Mr. Weber.

The Bank will make elective contributions to each Plan, provided that the Company must, prior to each respective officer reaching age 65, have funded the officer’s Plan so that it will be sufficient to pay the officer $50,000 of annual retirement benefits for 10 years. If the officer remains in continuous service with the Bank until the officer reaches the age of 65 or becomes permanently disabled while employed by the Bank, the Bank shall pay to the officer the balance of the officer’s Plan. Payments will be made in equal monthly installments for ten years, based on a full amortization at the discount rate calculated in accordance with the DCA.

Each officer will vest in a 20% portion of the officer’s Plan’s balance on each of the sixth through tenth anniversaries of the Plan. Each officer will be entitled to a lump sum payment of the vested portion of the officer’s Plan’s balance if the officer is terminated or resigns prior to the officer reaching age 65; provided, however, no benefits will be payable if an officer is terminated for cause (as defined in the DCAs). In addition, if an officer dies, the officer’s estate will be entitled to a lump sum payment of the officer’s Plan’s balance.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

10.15     Defined Contribution Agreement by and between Prime Meridian Bank and Susan Payne Turner, dated as of July 14, 2021.

10.16     Defined Contribution Agreement by Prime Meridian Bank and Monte Ward, dated as of July 14, 2021.

10.17     Defined Contribution Agreement by Prime Meridian Bank and Clint Weber, dated as of July 14, 2021.

The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MERIDIAN HOLDING COMPANY

By:	/s/ Clint F. Weber
Clint F. Weber
Chief Financial Officer and Executive Vice President

Date: August 2, 2021